Exhibit 10.01

     Confidential treatment has been requested for portions of this exhibit.
           The confidential portions are designated by brackets [ ].
                         CLINICAL DEVELOPMENT AGREEMENT
                               (this "Agreement")
                                     between
                    VION PHARMACEUTICALS INC.("The Sponsor")
                                FOUR SCIENCE PARK
                                    NEW HAVEN
                                    CT 06511
                                       USA

                                       and
                 Covance Clinical Research Unit Ltd ("Covance")
                           Phase II, Springfield House
                                   Hyde Street
                                      Leeds
                                     LS2 9NG
                                       UK

                                       and

    Covance Inc D/B/A Covance Clinical and Periapproval Services ("Covance")
                               210 Carnegie Center
                                    Princeton
                                New Jersey 08540
                                       USA


PREAMBLE

The Sponsor is a pharmaceutical manufacturer which is currently considering the evaluation of the safety and efficacy of a medicinal product known as Porfiromycin (the "Drug").

Covance is a Contract Research Organisation ("CRO") primarily engaged in the business of managing and reporting of clinical trials of medical and related products.

It is the intention of the Sponsor to contract to Covance the preparation of clinical trial reports arising from clinical trials performed by Covance for the inclusion in a regulatory submission dossier.








1.       STUDIES (Programme)

         The Sponsor hereby requests from Covance and Covance agrees to perform the responsibilities specified in (a) Section 2 of this agreement, (b) the Time and Cost Estimate, as may be amended or modified from time to time (the "TCE") and attached hereto as Exhibit A and (c) the Protocol as may hereinafter be provided and amended from time to time (hereinafter, (a)-(c) collectively known as the "Studies") and Covance agrees to furnish to the Sponsor the final product resulting from the Studies.

         With the Sponsor's prior written consent, Covance shall be authorized to subcontract parts of the Studies to other companies affiliated with it. Covance shall not be authorized to conduct any Studies concerning the Drug beyond those specifically agreed to hereunder unless there is a written approved modification to this agreement from the Sponsor.

2.       OBLIGATIONS OF COVANCE

Covance shall

         a) take over the responsibilities as set forth in the TCE and adhere to the procedures agreed to in Exhibit A;

         b) recruit clinical investigators for the practical performance of the Studies having the necessary training, professional qualification, experience, licenses to practice medicine at the location where the Studies will be performed (the "Investigators") and providing for appropriate and available Studies site and facilities;

         c) provide all Investigators with all information on the Drug and the Studies available to Covance and make all possible efforts to assure the Investigators' performance of their work in accordance with Exhibit A and any and all applicable laws and regulations, including, but not limited to, generally accepted principles of Good Clinical Practice, which include the Declaration of Helsinki and the ICH -Note for Guidance on Good Clinical Practice and the United States Food and Drug Administration ("FDA") requirements.

         d) instruct Investigators orally and in writing to ensure that written informed consent is obtained from all trial subjects and properly signed with the exceptions described in the national regulations applicable to the conduct of the Studies;

         e) have clinical laboratory tests conducted only at laboratories having the required licences or approvals;

         f) require the Investigators to notify Covance promptly of any SAE (defined below) occurring to a trial subject during the Studies. Assuming the Investigators have satisfied their reporting obligations to Covance, Covance shall inform the Sponsor within the time frames required by the respective authorities as stated in the Adverse Event Reporting Plan, specified in Exhibit B, attached hereto;

         g) upon prior notification by the Sponsor, assist the Sponsor in co-monitoring Investigator sites and in conducting its audits;

         h) notify the Sponsor and supply all pertinent information in case any government or regulatory authority conducts an inspection of any investigational site or takes any other regulatory action affecting the Studies and grant the Sponsor the right to be present at any such inspection or regulatory action;

         i) regularly inform designated personnel of the Sponsor on the progress of the Studies by furnishing status reports including in particular the number of patients/subjects entered, withdrawn and completed and information on visits to the Studies sites;

         j) Covance shall instruct the study sites to destroy all unused clinical supplies upon completion of the Studies;

         k) disclose promptly to the Sponsor or its nominee any and all patentable inventions, discoveries and improvements concerning the Drug or its use made while performing the tasks for the Studies and assign all its interests therein to the Sponsor at the Sponsor's first request and do all such acts which may be necessary for patent application and registration in any country, provided that the Sponsor shall fully compensate Covance for all time and money spent, and these obligations shall continue beyond the termination of this agreement with respect to patentable inventions, discoveries and improvements conceived or made by Covance while providing services to the Sponsor pursuant to this agreement, and shall be binding upon Covance's assignees, administrators and other legal representatives;

         l) shall indemnify the Sponsor and its officers, directors, employees and agents from any loss, damage, cost or expense (including reasonable attorney's fees) (a "Loss") arising from any claim, demand, assessment, action, suit or proceeding (a "Claim") for personal injury to study participants or personal injury to any employee of the Sponsor or property damage arising or occurring during the conduct of the studies as a result of Covance's gross negligence or intentional misconduct or inaction; provided that if such Loss or Claim arises in whole or in part from the Sponsors gross negligence or intentional misconduct or inaction, then the amount of the Loss that Covance shall indemnify the Sponsor for, pursuant to this agreement, shall be reduced by an amount in proportion to the percentage of the Sponsor's responsibilities for such Loss.


         m) document all data received in the course of the Studies and store such data and related records until completion of the Studies unless otherwise required by applicable laws and regulations.

3. OBLIGATIONS OF THE SPONSOR

                  The Sponsor shall cooperate with and support Covance in order that the Studies be completed in a timely manner and perform the tasks specified in the TCE, which are allocated to the Sponsor as specified therein. In addition, the Sponsor shall

                  a) provide Covance promptly with all information on the Drug relevant to the Studies including an Investigational Drug Brochure and any new information concerning the Drug, which becomes available in the course of the Studies, specifically, any information which may require a change in the design of the Studies or its conduct; especially, any information that may indicate changes to the risk or health of trial subjects in the Studies;

                  b) submit in a timely manner required information and documents to relevant authorities and ethics committees, including required updates and obtain necessary licenses and approvals, or enable Covance to make such submissions, if applicable;

                  c) keep adequate records of the clinical supplies made, and keep such information available for Covance's use and provide suitable information to Covance to enable Covance to instruct Investigators how to properly record, safely handle, store and use such clinical supplies;

         d) appoint a properly qualified person to liaise with Covance concerning the conduct of the Studies;

         e) In the event that the TCE specifies that Covance takes responsibilty for the reporting of the SAEs, Covance will be available 24 hours a day to deal with all SAEs and to take any and all appropriate measures with respect to SAEs required by any laws, statutes, ordinances and regulations. For purposes of this Agreement an"SAE"is as described in the Serious Adverse Event Reporting Plan (Exhibit B attached).

         f) promptly provide full compensation and adequate treatment for trial subjects in the event of Studies related injury or death according to national laws, and provide indemnity (legal and financial cover) for the Investigators except for claims resulting from malpractice and/or gross negligence;

         g) promptly analyse any reports received from Covance and notify Covance of any apparent inconsistencies or suspected errors, mistakes or risks;

         h) shall indemnify Covance, formerly Corning Besselaar, Inc. and their respective affiliates and their respective officers, directors, employees and agents from any CLAIM or LOSS arising from or related to;
                  (i) personal injury directly or indirectly caused by the Drug or related to the Drug's harmful or otherwise unsafe effects, including a claim, based on the use, consumption, sale or marketing of the Drug,
                  (ii) Covance's performance of the Studies or its obligations under this agreement, the Studies or any aspect thereof set forth in the PROTOCOL that violates any applicable law, rule, regulation or ordinance or
                  (iii) the negligence, gross negligence of intentional misconduct or inaction of the Sponsor; provided that if such LOSS or CLAIM hereof arises in whole or in part from Covance's gross negligence or intentional misconduct or inaction, then the amount of such LOSS that the Sponsor shall indemnify Covance for pursuant to this agreement shall be reduced by an amount in proportion to the percentage of Covance's responsibilities for such LOSS.

                  Under no circumstances shall the Sponsor be entitled to incidental, indirect, consequential or special damages in connection with a default or breach of Covance's obligations under this agreement or any documents related hereto.

         i) notify Covance and supply all pertinent information in case any government or regulatory authorities conduct an inspection of any investigational site or take any other regulatory action affecting the Studies and permit Covance to be present at any such inspection or regulatory action;

         j) retain on file and archive all records and items relating specifically to the Studies for the time period and manner required by applicable law and regulations upon completion thereof (e.g., complete case report forms, other test data, project management and investigator's files, data tapes, reports, etc.). The Sponsor will make said records and items available to Covance at no cost to enable Covance to comply with any and all regulatory requests, inspections or audits, even after expiry of this agreement;

         k) comply with all obligations of the Sponsor under ICH-Note for Guidance of Good Clinical Practice and FDA requirements not specifically transferred to Covance by this agreement and its Exhibit(s).

4.       CLINICAL SUPPLIES

         a) After necessary ethics committees approvals have been obtained and all regulatory requirements for starting the Studies have been met, the Sponsor shall, at its expense, supply the Drug and other clinical supplies required for the Studies at the time and to the location indicated by Covance.

         b) The Sponsor warrants that such clinical supplies will have been manufactured in sufficient quantities and in accordance with applicable Good Manufacturing Practice, and that they are suitably packed and labelled in such a way that any blinding procedure is ensured. In the event that the TCE specifies that Covance arrange the clinical packaging with a sub-contractor, the Sponsor shall provide Covance the necessary instructions to package and label the clinical supplies.

         c)       The  Sponsor   shall  supply   Covance   with  the   necessary
                  documentation to import the Drug into the countries where the Studies will be conducted.

5        CONFIDENTIAL INFORMATION

         a) All information transmitted in conjunction with the implementation of the Studies, whether prior to or subsequent to the execution of this agreement, concerning the Drug furnished to Covance or its affiliates, employees or agents by the Sponsor for the purpose of preparing the Studies and the data generated for and incorporated in the Studies by Covance shall belong exclusively to the Sponsor and be held in confidence by Covance (the "Confidential Information") during the Studies hereunder and for ten (10) years after termination of this agreement for whatever reason. Covance will neither use the Confidential Information for its own benefit nor the benefit of others.

         b) Disclosure will only be made by Covance to its employees, affiliates, agents or sub-contractors who have a need to know the Confidential Information and to hospital authorities, Investigators, their staff, ethics committees and others who are involved in the Studies;

         c)       Upon   termination   of  this   agreement   all   Confidential
                  Information shall be returned to the Sponsor;

         d) The obligation of confidentially hereunder shall not apply to information that is or becomes publicly available through no fault of Covance, is disclosed to Covance by a third party entitled to disclose it, is already known to Covance as shown by its prior written records or is required by law or order of an authority to be disclosed;

         e) Any publication allowing identification of the Sponsor or the Drug shall be made by Covance only with the prior written consent of the Sponsor. Any publication by the Sponsor containing data generated by Covance, the sponsor shall inform Covance and state that the data was generated by Covance.

6.       TIME SCHEDULE

         Covance shall use its best efforts to perform the tasks for the Studies within the time frame as estimated in the TCE. The TCE assumes, however, the full cooperation of the Sponsor, regulatory authorities, ethics committees and Investigators, and shall be subject to amendment from time to time (including as to costs) if the work for the Studies is delayed due to circumstances not attributable to Covance, which include, but are not limited to, the following:

         a) failure of the Sponsor to deliver the medical supplies or Studies related information in due time, or

         b) amendments to previously agreed upon protocols, procedures or documents required for the Studies at the request of the Sponsor, or

         c) significant delays in pre-Study meetings or in other tasks to be performed by Covance caused by the Sponsor, or

         d) delays in obtaining or subsequent withdrawal of regulatory approvals concerning the Studies, or delays in receiving ethics committees' opinions, or

         e) death or disability of any Investigator or other research specialist to continue his or her work for the Studies, or

         f)       higher  ratio  of   drop-outs   among  trial   subjects   than
                  anticipated in the TCE (Exhibit A), or

         g) lower enrolment rates than expected and agreed to by the Sponsor and Covance, or

         h)       unforeseen   changes  in  the   relevant   medical   practice,
                  regulations, or

         i)       any other event or circumstance outside of Covance's control.

         Data management and statistical analysis timelines are based upon [ ] ([ ]) from the end of monitoring to the production of the final report. Within the stated [] weeks, [] has been allocated for client review. The actual dates are also dependant upon but are not limited to the above listed a) - i)

7. COMPENSATION (FIXED PRICE)

         a) The total price for the Studies is described in the TCE, which specifies Covance's fixed fees and out-of-pocket expenses in addition to fees and other disbursements to be paid to Investigator's, subcontractor's and trial subjects (if any), relating to the Studies on a pass-through basis.

         b) The cost of deviations in the Studies outside of Covance's control or changes in the scope of the Studies will be discussed with the Sponsor and additional work in connection with the Studies will not be performed by Covance without the signature of the Sponsor on the respective Charge Order Form. Covance shall not be obliged to perform any work for the Studies without proper compensation by the Sponsor.

         c) The fees shall be invoiced by Covance in accordance with the scheduled milestones contained in the TCE. All invoices shall be payable net without deduction within 30 days after the date of invoice. Covance, at its discretion, may charge a 3% reminder fee per month for invoices delayed by more than 30 days.

         d) This agreement is denominated in UK sterling (pound). Any exchange differences arising from fluctuation in exchange rates will accrue to the Sponsor and will be the subject of a separate quarterly credit note or invoice.

         e) The calculation of costs in the TCE incorporates an annual inflation rate of 5% as it relates to the pharmaceutical industry. Any inflation rate beyond [] will result in separate quarterly invoice.


8.       TERMS AND TERMINATION

         This agreement shall become effective upon the execution by both parties and shall continue until the Studies under this agreement has been completed unless this agreement is terminated earlier as proved hereinafter.

         The Sponsor may terminate this agreement prematurely as follows:

         a) If Covance fails to perform or performs negligently any material work in accordance with this agreement, which continues uncured for 30 days after receipt of written notice from the Sponsor;

         b) if the Sponsor and/or any regulatory authority recognizes that any adverse drug reactions necessitate discontinuation of the work for the Studies;

         c)       if   continuation   of  the  work  for  the  Studies   becomes
                  commercially unfeasible, by giving Covance [] prior written notice;

         d) if the Sponsor licenses the Drug to a third party who wishes to conduct the remaining part of the Studies themselves, by giving Covance [] prior written notice.

         In the event of termination under item a), Covance shall be paid only for work properly completed and costs to which it is actually obligated such as Investigators fees, etc.

         In all other cases Covance shall be fully paid for all the work performed and all expenses incurred until termination becomes effective and all costs relating to severance of subcontracts or service agreements as a result of such termination. In addition, the Sponsor shall pay Covance [].

         In all cases of termination hereunder, the parties shall cooperate in order to ensure patient safety, continuity of treatment, delivery of the works and compliance with all applicable regulations.


9.       FORCE MAJEURE

         No party shall be liable for any delay in performance or failure to perform this agreement, if due to an act of God or any other occurrence beyond the control of the respective party; provided, however, that performance is resumed promptly following the end of the occurrence causing delay or failure.

10.      MISCELLANEOUS PROVISIONS

         a) Any amendment or modification to this agreement and its Exhibit(s) shall be effective only if made in writing and signed by both parties.

         b) Except as expressly provided herein, neither this agreement nor any rights arising thereunder shall be assigned to any third parties, except affiliates of the Sponsor and Covance, without the prior written consent of the other party which consent shall not be unreasonably withheld.

         c) This agreement, together with the attached Exhibits, is the entire understanding between the parties hereto with regard to the subject matter covered hereby and supersedes any and all prior agreements or understandings between the parties whether written or oral.

         d) Covance's relationship with the Sponsor under this agreement shall be that of an independent contractor and nothing contained herein or considered hereby shall constitute Covance or any of its subcontractors, auxiliaries or employees as the Sponsor or as employees, joint venture, or partner of the Sponsor.

         e) Neither party shall during the term of this agreement and for one year thereafter solicit for employment either directly or indirectly any employees of the other or its affiliates, who became familiar with it as the result of the work for the Studies.

                  In case of breach of this provision by one party the other party shall, in addition to other remedies, be entitled to specific performance and enforcement thereof by judicial injunction.

         f) Should any of the provisions hereof be held invalid or unenforceable, the validity and effect of the other provisions of this agreement shall not be affected thereby.

         g) The waiver or the failure to claim a breach of any provision of this agreement by either party shall not constitute a waiver or estoppel with respect to any subsequent breach or with respect to any other provision thereof.

         h) Any notices given or required to be given hereunder shall be effective if delivered personally or mailed by certified or registered mail to the other party at the address first given above or such other address or addresses of which such party shall have given notice.

11.      GOVERNING LAW

         This agreement shall be governed by UK substantive law.

IN WITNESS WHEREOF, the parties have caused this agreement to be executed by their duly authorized officers.


                    /s/ Thomas Mizelle
------------------- -----------------------------
SIGNATURE                                 on behalf of Vion Pharmaceuticals Inc.

                    Thomas Mizelle
------------------- -----------------------------
PRINT NAME


                    Vice President Operations
------------------- -----------------------------
TITLE

                    6/25/97
------------------- -----------------------------
DATE


                    /s/ Dr F J Mills
------------------- -----------------------------
SIGNATURE                                      on behalf of Covance Clinical and
                                               Periapproval Services Ltd

                    Dr F J Mills
------------------- -----------------------------
PRINT NAME

                    Senior Vice President, Europe
------------------- -----------------------------
TITLE

                    18th June 97
------------------- -----------------------------
DATE


                    /s/ Eddie Caffrey
------------------- -----------------------------
SIGNATURE                                         on behalf of Covance CRU Ltd.

                    Mr Eddie Caffrey
------------------- -----------------------------
PRINT NAME


                    Managing Director
------------------- -----------------------------
TITLE

------------------- -----------------------------
DATE

                            TIME AND COST ESTIMATION

                                       FOR

                            VION PHARMACEUTICALS INC.
                                FOUR SCIENCE PARK
                                    NEW HAVEN
                                    CT 06511
                                       USA





        =================================================================

                       PORFIROMYCIN IN HEAD & NECK CANCER

        =================================================================










This estimation is valid for 30 days for the clinical trial in accordance with the assumptions that have been listed within. Materials contained within this proposal are confidential and except for data provided by Vion Pharmaceuticals Inc are the property of Covance.

                                                           Dated: 23rd June 1997








                                TABLE OF CONTENTS
                                -----------------
I. INTRODUCTION................................................................3
II. BACKGROUND AND RATIONALE...................................................3
(I) PHASE II TEAM ONCOLOGY EXPERIENCE..........................................4
(II) EXAMPLES OF PERSONNEL PROFILES............................................5
III. STUDY DESIGN SUMMARY......................................................7
IV COVANCE TASKS...............................................................7
(A) OVERALL PROJECT MANAGEMENT.................................................7
(B) REGULATORY SUBMISSIONS.....................................................8
(C) PROTOCOL REVIEW............................................................8
(D) CASE REPORT FORM (CRF) AND MONITORING CONVENTIONS DEVELOPMENT..............8
(E) LABORATORY SELECTION.......................................................8
(F) INVESTIGATOR SELECTION.....................................................9
(G) PRE-STUDY SITE VISITS......................................................9
(H) INVESTIGATOR BUDGET MANAGEMENT.............................................9
(I) INVESTIGATOR PACKAGE......................................................10
(J) TRANSLATIONS..............................................................10
(K) INVESTIGATOR MEETINGS.....................................................11
(L) DRUG SUPPLY MANAGEMENT....................................................11
(M) INTERACTIVE VOICE RESPONSE SYSTEM (IVRS)..................................12
(N) INITIATION, MONITORING AND CLOSE OUT VISITS...............................12
(O) STATUS REPORTING..........................................................13
(P) ICH GCP SITE AUDITS.......................................................13
(Q) ADVERSE EXPERIENCE REPORTING..............................................14
(R) CLINICAL DATA MANAGEMENT AND BIOSTATISTICS................................15
   o Data Entry...............................................................15
   o Data Review and Clean-Up.................................................15
   o Programming..............................................................16
   o Preparation of the Interim Analyses......................................16
   o Statistical Analysis.....................................................16
   o Preparation of the Statistical and Clinical Trial Reports................17
(S) CONTRACT MANAGEMENT.......................................................17
(T) DEVELOPMENT AND MAINTENANCE OF AN E-MAIL SYSTEM...........................17
V STUDY SYNOPSIS AND TIMELINES................................................19
VI PROJECT RESPONSIBILITIES ASSESSMENT........................................20
VII. GLOBAL COST ESTIMATION...................................................21
VIII. CLINICAL AND BIOSTATISTICAL ASSUMPTIONS.................................22
IX. OUT OF POCKET STUDY COSTS.................................................23
X. PAYMENT SCHEDULE...........................................................24
XI. TOTAL ESTIMATED COSTS (EXCLUDING OUT-OF-POCKET EXPENSES)..................25
XII. SUMMARY AND CONCLUSIONS..................................................25
ATTACHMENT I.
ORGANOGRAM................................................................25

                                       2








                           INTRODUCTION AND BACKGROUND
                           ---------------------------

I.       INTRODUCTION

         Vion Pharmaceuticals have asked Covance CRU Ltd (Covance) to provide a Time and Cost Estimate (TCE) for providing Clinical and Biostatistical services for a Phase III, double-blind, randomised, placebo-controlled study of porfiromycin when used as an adjuvant to radiation therapy in patients with Head and Neck Cancer

         This proposal provides a description of the tasks Covance will perform, as discussed with Vion Pharmaceuticals to complete this program. The proposal also provides an operational plan describing the implementation and management of the program, including communication channels between Vion Pharmaceuticals and Covance world-wide. Timelines and costs associated with this program have been developed and outlined herewith in detail, including the assumptions that Covance has used for generation of this proposal. Changes to these assumptions may have an impact on the timelines and costs provided herein.

II.      BACKGROUND AND RATIONALE

         Covance's European Phase II Clinical group was created in December 1994. Based in the Maidenhead office the group is comprised of ten Clinical Research Associates (CRAs), who are supported by 2 Clinical Studies Assistants and a Project Secretary. The clinical team has experience of managing projects in a number of therapeutic areas and six of the ten CRAs have experience of monitoring in Europe.

         Covance's European Phase II Biostatistics group was created in 1995 to provide data management, statistical analysis and report writing services for Phase II European-based clinical trials, conducted by Covance. In addition to this, the group is ideally suited to stand-alone analysis and reporting of smaller trials from all phases of clinical research.

         Covance will be responsible for []

         The success of the Vion program will depend upon many factors, which include: clarity of program goals and complexity, and the establishment of an enthusiastic and well-integrated Vion Pharmaceuticals and Covance project team with well-defined


                                        3





         roles and  responsibilities  for team members.  A Covance team has been
         actively  working  on  the  Vion  Pharmaceuticals   program  with  Vion
         Pharmaceuticals since [].

         The productive relationship Vion Pharmaceuticals and Covance have shared will help to minimise the time spent on administrative issues such as establishing acceptable billing procedures, standard operating procedures, and reporting of project information. Experienced personnel will be placed in key positions to ensure that Covance meets its responsibilities for the program. The below table provides a summary of the Phase II personnel's specific oncology experience. Also, examples of personnel profile for clinical and biostatistical staff are enclosed. An organogram of specific personnel is illustrated in Attachment II.

         (I)      PHASE II TEAM ONCOLOGY EXPERIENCE

         ------------------ -------------------- ----------- --------------- ======================================

            INDICATION             DRUG            PHASE        PATIENTS                    CENTRES

         ------------------ -------------------- ----------- --------------- ======================================
         NSCLC              [ ]                     [ ]           [ ]        [ ]
         ------------------ -------------------- ----------- --------------- ======================================
         ------------------ -------------------- ----------- --------------- ======================================
         NSCLC              [ ]                     [ ]           [ ]        [ ]
         ------------------ -------------------- ----------- --------------- ======================================
         ------------------ -------------------- ----------- --------------- ======================================
         NSCLC              [ ]                     [ ]           [ ]        [ ]
         ------------------ -------------------- ----------- --------------- ======================================
         ------------------ -------------------- ----------- --------------- ======================================
         NSCLC              [ ]                     [ ]           [ ]        [ ]
         ------------------ -------------------- ----------- --------------- ======================================
         ------------------ -------------------- ----------- --------------- ======================================
         NSCLC              [ ]                     [ ]           [ ]        [ ]
         ------------------ -------------------- ----------- --------------- ======================================
         ------------------ -------------------- ----------- --------------- ======================================
         Breast Cancer      [ ]                     [ ]           [ ]        [ ]
         ------------------ -------------------- ----------- --------------- ======================================
         ------------------ -------------------- ----------- --------------- ======================================
         Pancreatic Cancer  [ ]                     [ ]           [ ]        [ ]
         ------------------ -------------------- ----------- --------------- ======================================
         ------------------ -------------------- ----------- --------------- ======================================
         Pancreatic Cancer  [ ]                     [ ]           [ ]        [ ]
         ------------------ -------------------- ----------- --------------- ======================================
         ------------------ -------------------- ----------- --------------- ======================================
         Pancreatic         [ ]                     [ ]           [ ]        [ ]
         Cancer
         ongoing
         ------------------ -------------------- ----------- --------------- ======================================
         ------------------ -------------------- ----------- --------------- ======================================
         Gastric Cancer     [ ]                     [ ]           [ ]        [ ]
         ------------------ -------------------- ----------- --------------- ======================================
         ------------------ -------------------- ----------- --------------- ======================================
         Breast Cancer      [ ]                     [ ]           [ ]        [ ]
         ------------------ -------------------- ----------- --------------- ======================================
         ------------------ -------------------- ----------- --------------- ======================================
         Ovarian Cancer     [ ]                     [ ]           [ ]        [ ]
         ------------------ -------------------- ----------- --------------- ======================================
         ------------------ -------------------- ----------- --------------- ======================================
         All Solid Tumours  [ ]                     [ ]           [ ]        [ ]
         ------------------ -------------------- ----------- --------------- ======================================
         ------------------ -------------------- ----------- --------------- ======================================
         NSCLC              [ ]                     [ ]           [ ]        [ ]
         ------------------ -------------------- ----------- --------------- ======================================
         ------------------ -------------------- ----------- --------------- ======================================
         AML                [ ]                     [ ]           [ ]        [ ]
         ------------------ -------------------- ----------- --------------- ======================================


                                       4






         ------------------ -------------------- ----------- --------------- ======================================
         SCLC               [ ]                     [ ]           [ ]        [ ]
         ------------------ -------------------- ----------- --------------- ======================================
         ------------------ -------------------- ----------- --------------- ======================================
         Breast Cancer      [ ]                     [ ]           [ ]        [ ]
         ------------------ -------------------- ----------- --------------- ======================================
         ------------------ -------------------- ----------- --------------- ======================================
         CML                [ ]                     [ ]           [ ]        [ ]
         ------------------ -------------------- ----------- --------------- ======================================

         In addition to the above experience we have also written a PK study protocol of []


         (II)     EXAMPLES OF PERSONNEL PROFILES

         EXAMPLE OF PERSONNEL PROFILE - CLINICAL
         ---------------------------------------

         This study will be managed by 1 Principal Clinical Research Associate, 4 Clinical Research Associates (based in the UK, Spain and Germany) and assisted by 1 Clinical Studies Assistant. The team may draw upon CRAs in other European offices as required.

         Project Director is a Principal Clinical Research Associate (PCRA). The PCRA has [] years monitoring experience throughout Europe and has experience of monitoring and managing oncology studies.

         Project Physician is a Medical Oncologist who also has several years experience in Medical Oncology within the Pharmaceuticals and CRO industry.

         Monitors are [] Clinical Research Associate (CRA). The CRAs have at least [] years monitoring experience throughout Europe and will have experience of monitoring and managing oncology studies.

         The US study will be managed by an RMS Project  Leader and  assisted by
         [] RMS Associates.

         Regional Monitoring Services Project Leader (RMS PL). The Project Leader has [] years experience in monitoring and managing clinical trials.

         Regional Monitoring Services Monitoring Associate (RMS Assoc.). The RMS Assoc.'s have at least [] years monitoring experience throughout the US.

         Clinical Studies Assistant (CSA) would provide Administrative support to the study.

                                       5







         EXAMPLE OF PERSONNEL PROFILE - BIOSTATISTICS
         --------------------------------------------

         The biostatistical function of the study will be managed by a Biometrics Manager and assisted by data entry, data management and statistical programming personnel.

         Project Coordinator is a Biometrics Manager within Phase II Biostatistics with appropriate data management and programming and statistical experience, in a Clinical Research Organisation (CRO) environment and pharmaceutical company. The PC has a post-graduate qualification in statistics and has worked in a variety of therapeutic areas.

         Statistical Programmer will provide statistical programming support for production of Tables, Figures and Listings. The statistical programmer has a first degree in a statistical subject.

         Data Coordinator will carry out data management of Case Report Forms to provide the statistician with a clean database. The data coordinator has a first degree in a life science.

         Data Entry Operators will carry out data entry of Case Report Forms. The data entry supervisor has [] years experience of working within a Clinical Research Organisation.

         The PC and project team are focused by the needs of the customer and are responsible for ensuring that the project meets all the objectives against the agreed specifications.


                                       6







III.     STUDY DESIGN SUMMARY

         The Vion Pharmaceuticals Phase III trial for the treatment of Head & Neck cancer will be conducted in the UK, France, Spain, Germany and the U.S. The trial is a double-blind, randomised, placebo-controlled study of porfiromycin when used as an adjuvant to radiation therapy. The primary endpoint is the time to treatment failure over a two year follow-up. In addition, secondary endpoints are tumour recurrence rate, disease free survival time and overall survival.

         The statistical analysis will be carried out on an intent-to-treat basis. Patients must have received radiation therapy and at least one dose of study medication.

         [] will be performed unblinded by an independent Covance Statistician.

         []

         []

         []

         []

         Statistical analysis will be performed using SAS. Tables, figures and listings will be produced by SAS and stored in ASCII output files for inclusion in the clinical trial report.

IV       COVANCE TASKS

         (A)      OVERALL PROJECT MANAGEMENT

                  Overall responsibility for this study lies with the Global Project Director, as shown on the organogram, Attachment I. Vion Pharmaceuticals and Covance will discuss on an ongoing basis any modification to the project team that is required to expedite the program.


                                        7







         (B)      REGULATORY SUBMISSIONS

                  Covance will prepare the regulatory submissions for Europe (France, UK, Spain and Germany) and the USA. Covance European Regulatory group have a separate agreement directly with Vion Pharmaceuticals.

         (C)      PROTOCOL REVIEW

                  Vion Pharmaceuticals has prepared the head and neck cancer trial protocol, no. PORF-96-001. Covance will review the protocol extensively in preparation for investigator selection and pre-study visits.


         (D)      CASE REPORT FORM (CRF) AND MONITORING CONVENTIONS DEVELOPMENT

                  Covance will develop a CRF. The CRF will be reviewed and approved according to the Covance CRF review process. The CRF will be designed to capture all pertinent information in a format that allows for rapid review and data entry.

                  The same CRF will be utilised for Europe and the USA. Covance will produce monitoring conventions.

                  The final size of the CRF is 176 pages, this is the assumption used in the cost estimation.

                  Covance  will be  responsible  for  managing  the printing and
                  shipping  of  the  CRFs,  monitoring   conventions  and  other
                  ancillary forms to the investigational sites.

                  All CRFs will be printed in the UK. Covance will monitor investigational site's needs requesting shipment of additional supplies and verifying shipment of supplies (ie; CRFs and accompanying forms) to the sites.


         (E)      LABORATORY SELECTION

                  The hospital laboratory at each investigational centre will be used for routine clinical chemistry, haematology and urinary evaluations.

                                       8





         (F)      INVESTIGATOR SELECTION

                  Covance  in  collaboration  with  Vion   Pharmaceuticals  will
                  identify an adequate number of potential investigators to yield a total of [] qualified investigators.

                  The physicians that Covance recruit for this trial will have the relevant and necessary oncology experience required for the purpose of this program.

                  Covance anticipates that [] will be located in the USA and [] will be located in Europe.

                  For purposes of this Time and Cost Estimate, Covance has assumed that the total number of investigational sites is [].


         (G)      PRE-STUDY SITE VISITS

                  Covance has assumed that its monitors will conduct a total of [] pre-study site visits in order that a selection of [] sites may be determined to conduct this program.

                  During each pre-study site visit, the Covance monitor will evaluate the investigator in detail for professional experience and training, prior experience in conducting clinical drug trials, access to an adequate number of appropriate patients, an adequate interest in and understanding of the protocol, a required level of staffing
                  (preferably including the availability of a study co-ordinator), adequacy of facilities, current workload and an understanding of regulatory requirements.

                  Vion Pharmaceuticals and Covance will agree on the final selection of investigators.


         (H)      INVESTIGATOR BUDGET MANAGEMENT

                  Covance will be responsible for negotiation, maintenance, and payment of investigator budgets for all investigational sites in liaison with Vion Pharmaceuticals. Vion Pharmaceuticals has provided Covance with guidelines for negotiating all investigator budgets. Investigator costs are pass-through costs (out-of-pocket expenses) to Vion Pharmaceuticals.


                                        9





         (I)      INVESTIGATOR PACKAGE

                  An Investigator package is a collection of documents including Regulatory Authority and Ethical Committee approval for a study and individual sites. The purpose of the investigator package is to ensure that all necessary documentation is in place for a study and a site before study drug is released.

                  Covance Regulatory Affairs and Clinical Research Departments will prepare an investigator package plan describing the requirements and general procedures regarding the content, review and approval of the investigator package necessary for the release of study medication to clinical study sites. This approval is called the "regulatory green light". Covance will verify the completeness and accuracy of the first package for each country before approving shipment of study medication. Covance will be responsible for approving shipment of study medication for subsequent shipments within each country.

                  Covance  will  prepare  and  submit   local   clinical   trial
                  applications where appropriate in European countries.

                  Additionally, Covance will be responsible for ensuring that the Principal Investigator maintains and updates an Investigator/Regulatory Documents file at each site. The file will include but not be limited to: the protocol and amendments, Investigators' Drug Brochure, IRB or Ethics
                  Committee approval letters, FDA 1572 form, consent forms, safety updates, correspondence, and other regulatory documents.


         (J)      TRANSLATIONS

                  Covance will be responsible for ensuring accurate and complete translation of informed consent forms, IRB or Ethics Committee approval letters, and significant regulatory correspondence upon request. Costs have not been included for translation of investigator CVs. Covance will use translators located in Covance's European offices or will contract with outside translators for translation into 3 languages (ie; Spanish, French and German). Covance will be responsible for back-translation to English.

                  Covance will be responsible for the translation and drafting of country specific labels. Covance will be responsible for back-translation certification of the final labels.


                                       10






         (K)      INVESTIGATOR MEETINGS

                  Covance will organise and conduct two Investigators' Meetings for the Vion Pharmaceuticals program. One meeting will be conducted in Europe for the European investigational sites and one meeting will be conducted in the U.S. for North American sites. Each meeting will gather investigators and study co-ordinators participating in the trial.

                  Covance will work to produce the meeting agenda and be responsible for the organisation of the meetings. Each meeting will be conducted in English. In Europe, local Covance representatives will assist with translation in case of English translation difficulties. If necessary, data flow and management operations will be highlighted. Expeditable Adverse Experience reporting processes will be emphasised as well as ICH-GCP guidelines. Procedures for screening patients will be reviewed in detail.



         (L)      DRUG SUPPLY MANAGEMENT

                  Covance will be responsible for managing all packaging and primary labelling of clinical drug supplies for the trial. For Europe, Covance will be responsible for the translation and drafting of country specific labels, including national regulatory requirements. Covance will be responsible for back-translation certification of the final labels.

                  Covance will be responsible for shipment of clinical drug supplies to investigational sites in North America. Covance Packaging will be responsible for shipment of clinical drug supplies to investigational sites in Europe. Covance will be responsible for obtaining import licenses where it is a local requirement.

                  Covance Packaging will be responsible for affixing secondary labels to the clinical drug supplies at the time of shipment to an investigational site in Europe. These secondary labels will include the investigators name, address, telephone number, and site number.

                  Covance will have procedures in place to allow for shipment of clinical drug supplies to an investigational site when Covance has authorised the regulatory package approval for the site. Vion Pharmaceuticals will be responsible for ensuring that ample supply of study medication is available for the duration of the program for re-supply of clinical drug supplies to investigational sites.


                                       11





                  At the investigational level, Covance will be responsible for drug management, inventory, and resupply through the Interactive Voice Response System (IVRS). Covance will be responsible for monitoring of drug accountability documentation and destruction of clinical supplies, as requested, either centrally at a subcontractor or locally.

         (M)      INTERACTIVE VOICE RESPONSE SYSTEM (IVRS)

                  Covance's IVRS will be utilised for this trial. The IVRS will provide computerised patient randomisation and patient assignment using touch-tone telephone input and computerised voice output. The system will be multi-lingual and provide an option for randomisation in either English, French, Spanish or German. Accessibility will be provided via toll-free telephone numbers for all countries and the system will be available 24 hours a day for patient assignment.

         (N)      INITIATION, MONITORING AND CLOSE OUT VISITS

                  INITIATION VISITS:
                  ------------------

                  Investigational sites will be initiated by a member of the Covance project team. Prior to each Investigators' Meeting, Covance will conduct a training session for all CRAs that will be conducting initiation visits. Covance will schedule the initiation visit once Covance Regulatory Department have approved the package of investigators' regulatory documents that Covance has compiled and authorised shipment of clinical drug supply. The visit will involve all appropriate members of the investigators' team. The Covance monitor will conduct a thorough review of the protocol, CRF, regulatory requirements, inventory and storage of clinical drug supplies, and any other study specific issues.

                  MONITORING & CLOSE-OUT VISITS:
                  -----------------------------

                  Covance has assumed that the initial monitoring of each investigational site will occur shortly after the study staff has enrolled its first patient at the site. Covance will conduct subsequent routine monitoring visits []. If necessary, Covance will monitor sites more frequently. However, costs have not been included in this proposal for []. The actual monitoring frequency of a site will depend upon the site meeting its enrolment goals and the number of studies the site is conducting. Covance will review the monitoring needs of the project regularly. Covance has assumed a total of []


                                       12







                  routine monitoring visits for Europe and [] routine monitoring visits for the USA in this Time and Cost Estimate.

                  Covance believes that on-site monitoring is the most important step in the data quality assurance process. Thus, our field monitoring is intense and includes verification of source documents against CRF entries. Covance monitors verify information recorded in a CRF for completeness and transcription accuracy against the information included in the patient's medical chart. Documentation required in the medical charts and other sources include inclusion and exclusion criteria, primary efficacy endpoints, adverse experiences, and concomitant medications. Covance will develop monitoring conventions specific to this trial.

                  As part of routine monitoring, Covance monitors will review the Study File Notebook and pharmacy drug dispensing records, inspect drug supplies, and ensure appropriate drug storage.

                  Covance will produce monitoring trip reports for each monitoring visit within [] working days of the monitoring visit. This will be available to Vion Pharmaceuticals on request. Covance anticipates that these reports will provide detailed information about patient accrual, adverse experiences, regulatory compliance, and study conduct. Between monitoring visits, Covance will maintain frequent telephone contact with each investigational site to discuss patient accrual activity, adverse experiences, and any other study related issues.

                  Covance will close out each investigational site at the time of the final monitoring visit. Covance monitors will ensure that all site documentation is complete and accessible for future audits, that the investigator is aware of his/her responsibilities, and that all remaining clinical trial materials to be returned to Vion Pharmaceuticals or Covance Packaging are removed from the investigational site. Covance will provide a final visit report to Vion Pharmaceuticals for each site.


         (O)      STATUS REPORTING

                  Covance will provide monthly project status reports to Vion Pharmaceuticals.


         (P)      ICH GCP SITE AUDITS

                  Covance will conduct ICH GCP field audits for this study. The field audits will include sites audited on a random basis or for-cause. Random audits will involve visits to an adequate number of investigational sites to ensure that the


                                     13






                  investigator is conducting the study according to the protocol and applicable regulations. Covance has estimated a total of [] site audits to be conducted ([] in Europe and [] in USA) for the purpose of this cost estimate. Covance has assumed that [], this depends on the number of patients recruited at each investigational site.


         (Q)      ADVERSE EXPERIENCE REPORTING

                  Up to [] all adverse experiences will be collected on the case report form and all expeditable adverse experiences (serious adverse experience, unexpected adverse experience or withdrawals due to adverse experiences) will be collected using the Covance SWAER form.

                  After [] and until the patient withdraws from the study, all serious adverse experiences will continue to be collected on the case report form. The Covance SWAER form will be used to collect all deaths, all unexpected adverse experiences and any adverse experiences that are related to the study drug.

                  Once the Covance SWAER form is completed it will be sent to Drug Safety Co-ordination, Europe for all European adverse experiences and to the Clinical Project Team for all US adverse experiences. Once in Covance the expeditable adverse experience will have a narrative written (if one is not already available), be medically reviewed and entered into Clintrace. Printed Covance SWAER forms will be generated and sent to Vion Pharmaceuticals with a copy to the Global Project Director, the Project Physician, the US Project Manager (for US adverse experiences only) and the site monitor.

                  Drug Safety Co-ordination, Europe or Princeton (depending upon the Regulatory Authority) will make the submission to the Regulatory Authorities on behalf of Vion Pharmaceuticals.

                  24 HOUR MEDICAL COVER

                  In order to comply with the guidelines applicable to the UK, it is necessary to provide 24hr medical cover for this trial. This service will be extended to all sites in all countries.

                  The patient will be advised to contact his/her investigator should they have any concerns or experience any adverse event. They will be issued a patient alert card for this purpose.

                  The investigator will be able to contact the site monitor, Project Director, medical monitor or other Covance on-call medic.


                                       14




                  Work performed by the Global Medic will be accrued on an hourly basis and invoiced periodically.

         (R)      CLINICAL DATA MANAGEMENT AND BIOSTATISTICS

                  Covance will be responsible for data management activities through provision of a Clinical Trial Report.

                  Covance   will  conduct  all  data   management,   statistical
                  programming and statistical analysis activities at Maidenhead, UK.

                  For the purposes of this Time and Cost Estimate, Covance has assumed that the CRF for this trial be 176 pages in length.


                  o        DATA ENTRY

                  Covance will design the database structure.

                  The Case Report Forms (CRFs) will be returned by Covance monitors from the sites to, Maidenhead, where they will be inventoried, and logged into the CRF Tracking System. Following the logging process, CRFs will be prepared for entry into the computer. Data Processing personnel create and test the data entry screens corresponding to the Case Report Forms. Entry of the data will be performed on an ongoing basis by two independent operators; one operator performs the entry step and the second operator performs the double-key, verification step. No CRF is released from Data Entry unless all data have been verified.


                  o        DATA REVIEW AND CLEAN-UP

                  The data validation process will begin with the preparation of a Data Handling Manual (DHM) that specifies the computerised validation checks, table specifications, query conventions, data dictionary, and coding plan. The DHM will be developed at the time the CRF Monitoring Conventions (i.e., rules for completing the CRF) are developed to assure consistency and appropriateness in approach to data collection and handling.

                  Medications mapping will be provided by Covance. Data element mapping will use the following coding dictionaries unless otherwise indicated by Vion Pharmaceuticals:

                  -        Adverse Events will use the COSTART mapping terms


                                       15








                  -        Concomitant Medication will use the WHO mapping terms

                  To assure data quality, Covance will conduct a database audit (a sampling of the database verified with the hard copy CRF, item by item). Data Co-ordination personnel will conduct the random sample audit of datapoints against the Case Report Form to quantify the keying error rate of the files. In addition, a [] of complete CRFs and a [] (as agreed with Vion Pharmaceuticals) will be checked against the database. If the error rate is 0.5% or less, Covance accepts the file. [].


                  o        PROGRAMMING

                  Covance will be responsible for all the programming tasks to include programming for computerised diagnostics, Tables, Figures and Listings, Final analyses and data transfers to Vion Pharmaceuticals as necessary.

                  All programs used will be documented and validated using standard programming conventions established in the Covance Statistical Programming Guidelines.


                  o        PREPARATION OF THE INTERIM ANALYSES

                  Covance will prepare an [] (as detailed in the protocol) after []. Covance will perform the analysis and generate summary tables. The [] will be performed on "clean" (i.e., reviewed and corrected) data for the above mentioned data parameters. An independent statistician from Covance will perform this analysis and will be identified to serve as a liaison with Vion Pharmaceuticals. To maintain the integrity of the study, results will remain blinded except to the liaison from Covance and Vion Pharmaceuticals.


                  o        STATISTICAL ANALYSIS

                  Covance will be responsible for development of a Statistical Analysis Plan (SAP) which details the way in which the data will be presented and analysed. The SAP will include a written section followed by mock-ups of the Tables, Figures and Listings.


                                       16








                  Covance will be responsible for the final statistical analysis and the Clinical Trial Report. The SAP will be sent to Vion Pharmaceuticals for review and approval.


                  o        Preparation  of the  Statistical  and Clinical  Trial
                           Reports

                  Covance will be responsible for generation of Clinical Trial Reports. The Clinical Trial Report will be based on the standard Covance Clinical Trial Report unless otherwise stipulated by Vion Pharmaceuticals. A skeleton Clinical Trial Report will be sent to Vion Pharmaceuticals for approval of style and contents.


         (S)      CONTRACT MANAGEMENT

                  The contract with Vion will be held by the Phase II group based in Maidenhead, UK. The Phase II group issues its contracts in the name of Covance Clinical Research Unit, Leeds.

                  The Time and Cost Estimate will be denominated in English pounds sterling ((pound)) and will be fixed price for Covance fees with out-of-pockets and Investigator payments being first estimated and later invoiced to the client on a monthly basis.

                  Any exchange differences arising from fluctuation in exchange rates will accrue to Vion Pharmaceuticals and will be the subject of a separate quarterly credit note or invoice.

                  Covance Phase II business development staff will be responsible for the issue of any Change Order due to changed assumptions which has an impact on the costing. The Time and Cost Estimate will be reviewed every two months until such a time as Covance and Vion Pharmaceuticals agree a different frequency.

                  It is the  intention of the Covance Phase II group to obtain a
                  signed  contract  (Clinical   Development   Agreement)  before
                  enrolling patients into the trial.


         (T)      DEVELOPMENT AND MAINTENANCE OF AN E-MAIL SYSTEM

                  Covance will develop and maintain an E-mail system that will allow communication between Vion Pharmaceuticals and Covance offices world-wide for exchange of messages and documents. Covance currently has an E-Mail system that is operational within Vion Pharmaceuticals. The existing E-mail connection between Vion Pharmaceuticals and Covance will be used to


                                       17






                  transfer messages between organisations. Vion Pharmaceuticals and Covance will develop a list of project team members needing E-mail access.



                                       18






                    ESTIMATION FOR CLINICAL STUDY MANAGEMENT

The estimated cost described below specifies Covance's fixed fees and out of pocket expenses. Any deviations in the assumptions described in this Time and Cost Estimation, which are out of Covance's control, or changes in the scope of the study will be discussed with Vion Pharmaceuticals Inc and any required additional work for this study will not be performed by Covance without the signature of Vion Pharmaceuticals Inc on the respective change order.

V    STUDY SYNOPSIS AND TIMELINES

---------------------------- ========================================================================
   Sponsor                       Vion Pharmaceuticals Inc
---------------------------- ========================================================================
   Drug                          Porfiromycin
---------------------------- ========================================================================
   Indication                    Head and Neck Cancer
---------------------------- ========================================================================
   Design                        Phase III, Double-blind, Randomised, Placebo-controlled
---------------------------- ========================================================================
   Sites                                       []                                   []
---------------------------- ==================================== ===================================
   Countries                     UK, France, Belgium, Germany,               North America
                                            Spain
---------------------------- ==================================== ===================================
   Recruited Patients                          []                                   []
---------------------------- ==================================== ===================================



------------------------------------- --------------------------- ===================================
                 TASK                             EUROPE                       NORTH AMERICA
------------------------------------- --------------------------- ===================================
   Agreement Reached                       []                          []
------------------------------------- --------------------------- ===================================
   Final Protocol Available                []                          []
------------------------------------- --------------------------- ===================================
   Site Initiations Commence               []                          []
------------------------------------- --------------------------- ===================================
   First Patient In                        []                          []
------------------------------------- --------------------------- ===================================
   Last Patient In                         []                          []
------------------------------------- --------------------------- ===================================
   Last Patient Out                        []                          []
------------------------------------- --------------------------- ===================================
   Clinical Trial Report To                []                          []
   Vion Pharmaceuticals Inc
------------------------------------- --------------------------- ===================================

* Patient Recruitment will commence when the signed Clinical Development Agreement is received in-house at Covance.
** These timelines are assuming that there is one Ethical Committee Review and that all other regulatory requirements have not been delayed.


                                       19






VI PROJECT RESPONSIBILITIES ASSESSMENT
-------------------------------------------- --------- ===================
                       TASK                   COVANCE         VION
                                                       PHARMACEUTICALS INC
-------------------------------------------- --------- ===================
Overall Project Management                       []             []
Regulatory Submissions                           []             []
Protocol Review                                  []             []
CRF Development                                  []             []
Monitoring Conventions                           []             []
Laboratory Selection                             []             []
Investigator Selection                           []             []
Pre-Study Site Visits                            []             []
Investigator Budget Management                   []             []
Ethics Committee Submissions                     []             []
Drug Supply Management                           []             []
Translations                                     []             []
Investigator Meeting                             []             []
Initiation, Monitoring & Close-Out Visits        []             []
Site Audits                                      []             []
Adverse Experience Reporting                     []             []
CRF Review and Correction (in-house)             []             []
Status Reports                                   []             []
Data Management                                  []             []
Statistical Analysis                             []             []
Preparation of CTR                               []             []
Contract Management                              []             []
============================================ --------- ===================
Please note that some of the expenses involved in the above tasks are accounted for as out-of-pocket expenses, please see page 22


                                       20







VII.     GLOBAL COST ESTIMATION

The following estimation is for the clinical trial with study drug: Porfiromycin in the treatment of Head and Neck Cancer. The study will be conducted according to ICH GCP Guidelines and FDA requirements as appropriate.
-------------- -------------------------------------------------- ==============
                                        ACTIVITY                  ESTIMATED COST
                                                                     ((pound))
-------------- -------------------------------------------------- ==============
PRE STUDY      IND Preparation / Maintenance / Updates                   []
               Protocol and CRF Design                                   []
               Protocol Amendments (x [])                                []
               Pre-Study Activities, including ethics submissions        []
CLINICAL PHASE Initiation Visits                                         []
               On-site Monitoring and Project Support Services           []
               Project Management                                        []
               Site Audits                                               []
               Expeditable Adverse Experience Reporting                  []
               Site Management                                           []
               Drug Supply Management *                                  []
               IVRS                                                      []
POST STUDY     In-house Data Query Resolution                            []
               Data Management                                           []
               Statistical Analysis & Programming                        []
               QA & Medical Writing                                      []
               Contract Management                                       []
============== ================================================== ==============
                                          TOTAL                          []
============== ================================================== ==============
                        Exchange Rate: [] ($ to (pound))
* Drug Supply Management, excluding packaging and distribution (Allentown, Horsham, Tailleur ) will be regarded as Out of Pocket costs directly passed through to the client.

                                       21






                              GLOBAL VION PROGRAMME
VIII. CLINICAL AND BIOSTATISTICAL ASSUMPTIONS

====================================== -------------- =====================
                                           EUROPE         NORTH AMERICA
                                       -------------- =====================
   No. of Patients                          [ ]                [ ]

   No. of Sites                             [ ]                [ ]

   Countries                                [ ]                [ ]

   No. of CRF Pages                         [ ]                [ ]

   No. of Pre-Study Visits                  [ ]                [ ]

   No. of Initiation Visits                 [ ]                [ ]

   Monitoring Frequency                     [ ]                [ ]
                                            [ ]                [ ]
                                            [ ]                [ ]
                                                               [ ]


   No. of Routine Monitoring Visits         [ ]                [ ]


   Frequency of SAEs / patient              [ ]                [ ]

   No. of  Covance QA Field Audits          [ ]                [ ]

   Number of  clinical personnel            [ ]                [ ]
   involved                                 [ ]                [ ]
                                            [ ]
                                            [ ]


   Number of biostatistical                 [ ]
   personnel involved                       [ ]
                                            [ ]
                                            [ ]
                                            [ ]

====================================== -------------- =====================

The costs that are illustrated in the Global Cost Estimation (Section VII) for this frequency of Expeditable Adverse Experiences per patient is the maximum cost that could be incurred for this particular task in this trial. Any changes that are made in the assumptions above along with any alterations in the timelines during the course of the trial once a clinical development agreement has been signed, may result in the production of a change order form.


                                       22




IX. OUT OF POCKET STUDY COSTS

For the purpose of an estimated Total Budget figure and from experience, Covance estimates that the total study Out of Pocket costs will summate to a figure that is [ ]. This is based on the assumption that the following tasks may be included in the Out of Pocket costs:

o        Investigator Fees
o        Investigator Meeting Costs
o        Ethics Committee Meeting Costs
o        Global Team Meetings
o        Patient Travel Costs
o        Travel Costs
o        Accommodation Costs
o        Clinical Personnel Daily Subsistence
o        Central Laboratory Costs
o        CRF Printing Costs
o        Courier Charges
o        Drug packaging & distribution (Horsham, Allentown and Tailleur)

It is important to note that this estimate is based on a "rule of thumb" but may vary considerably from study to study.

Detailed estimates of expected out-of-pocket costs will be provided as soon as these can be determined


                                       23






X. PAYMENT SCHEDULE
                                       [ ]




                                       24







XI. TOTAL ESTIMATED COSTS (EXCLUDING OUT-OF-POCKET EXPENSES)


================================================================================
                              ESTIMATED TOTAL COSTS
                            VION PORF-96-001 PROGRAM

================================================================================
---------------------------------------------------- ===========================
Category                                                          Cost ((pound))
---------------------------------------------------- ===========================
Covance Clinical Fees                                                       [ ]

---------------------------------------------------- ===========================
---------------------------------------------------- ===========================
Covance Biostatistical and Report Writing Fees                              [ ]
---------------------------------------------------- ===========================
---------------------------------------------------- ===========================
Covance Regulatory Fees                                                     [ ]
---------------------------------------------------- ===========================
---------------------------------------------------- ===========================
Total                                                                       [ ]

---------------------------------------------------- ===========================
---------------------------------------------------- ===========================
OUT-OF POCKETS                                                    To be Advised
---------------------------------------------------- ===========================


XII. SUMMARY AND CONCLUSIONS

     o Time and Cost Estimates for the conduct of this program have been presented.

     o Many aspects of the tasks and responsibilities are undergoing discussion and finalisation (e.g., Investigator Selection, etc.). As with other projects Covance encourages frequent and open communication with Vion Pharmaceuticals during the planning process and throughout the conduct of this study.


                                       25



ATTACHMENT I
                                       [ ]





                                       26